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                                                                  EXHIBIT 10.14


Building:           IROQUOIS COMMONS OFFICE PARK

Address:            1300 Iroquois Drive, Naperville, Illinois










                                      LEASE














LANDLORD:           1300 Iroquois Venture, an Illinois Limited Partnership

TENANT:             Pete's Brewing Company

PREMISES:           Suite 245

DATE OF LEASE:      September 29, 1997

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                                TABLE OF CONTENTS

                                                          Page

LANDLORD-TENANT .........................................  1
DEMISED PREMISES ........................................  1
RENT ....................................................  1
SERVICE .................................................  1
COMMENCEMENT DATE .......................................  2
CONDITION OF PREMISES ...................................  3
FAILURE TO GIVE POSSESSION ..............................  3
USE OF PREMISES .........................................  4
CARE AND MAINTENANCE ....................................  6
ALTERATIONS .............................................  6
ACCESS TO PREMISES ......................................  7
UNTENANTABILITY .........................................  8
SUBROGATION .............................................  8
EMINENT DOMAIN ..........................................  8
ASSIGNMENT - SUBLETTING .................................  9
WAIVER OF CLAIMS AND INDEMNITY ..........................  10
MORTGAGE - GROUND LEASE .................................  10
CERTAIN RIGHTS RESERVED TO THE LANDLORD .................  11
HOLDING OVER ............................................  12
LANDLORD'S REMEDIES .....................................  12
DEFAULT UNDER OTHER LEASE ...............................  14
SURRENDER OF POSSESSION .................................  14
NOTICES .................................................  15
SECURITY DEPOSIT ........................................  15
MISCELLANEOUS ...........................................  16


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      THIS LEASE, made as of this 29th day of September, 1997 between 1300
Iroquois Venture, an Illinois Limited Partnership (hereinafter known as "Landlord"), and Pete's Brewing Company (hereinafter known as "Tenant");

                                   WITNESSETH:

      THAT Landlord hereby leases to Tenant, and Tenant accepts the demised premises hereinafter known as "demised premises" or "Premises"), described in the plan attached hereto as Exhibit "A" in the building (hereinafter known as "Building"), known as 1300 Iroquois Drive, Naperville, IL 60563, for the term of 48 months unless sooner terminated as provided herein, commencing on the Commencement Date (as hereinafter defined) and ending forty-eight (48) months thereafter, to be occupied and used by the Tenant for general offices, sales, marketing and other legally related uses and no other purpose, subject to the agreements herein contained.

      IN CONSIDERATION THEREOF, THE PARTIES COVENANT AND AGREE:

      1. RENT. The Tenant shall pay as Rent to Landlord or to such other person or at such other place as Landlord may direct in writing in accordance with the following schedule, in advance on or before the first day of each month of the term, except that the Tenant shall pay the first such monthly installment on the execution hereof:

            MONTHS                              GROSS RENT*
            ------                              -----------

            1 through 12                        $1,894.67/mo.
            13 through 24                       $1,970.46/mo
            25 through 36                       $2,049.28/mo.
            37 through 48                       $2,131.25/mo.

All such Rent shall be paid without any set-off or deduction whatsoever. Unpaid Rent shall bear interest at the rate of nine percent (9%) per annum from the date due until paid. Time is of the essence of this Lease. Tenant agrees to do and perform each and every covenant, agreement and obligation to be performed by Tenant hereunder. (*Gross rent includes all common area maintenance and real estate taxes. Tenant to pay individual utilities as provided in Section 3, TENANT, paragraph a.)

      2.    INTENTIONALLY DELETED.

      3.    SERVICE. The Landlord, shall furnish:

      (a) Window washing of all windows in the demised premises, both inside and out, at such times as shall be required in the Landlord's sole judgement;


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      (b)   A parking area as shown on the site plan of the Building to be used by Tenant, in common with Landlord and other Tenants in the Building, for passenger vehicles. The parking area will be maintained and repaired by the Landlord.

      (c)   Maintenance of exterior landscaping.

      (d)   Scavenger and garbage removal service.

      (e)   Snow removal from sidewalks and parking lot.

      (f)   Maintenance and repair of sidewalks.

      (g) Maintenance and repair of exterior walls and roof of Building, and structural portions not repaired and maintained by Tenant pursuant to Section 8 of this Lease.

      (h)   Janitorial services for the Building and demised premises.
TENANT shall have the responsibility for paying for the following services at it's expense:

      (a) Electricity shall be paid by Tenant from billings received directly from the utility company.

      (b) Tenant agrees to purchase from Landlord or its agents all lamps, bulbs, ballast and starters used in the Demised Premises after the installation thereof

      (c) Tenant shall be responsible for the maintenance and repair of the demised premises as provided in Section 8 herein.

      The Landlord does not warrant that any of the services referred to in this
Section 3 will be free from interruptions caused by war, insurrection, civil commotion, riots, acts of God or the enemy, governmental action, repairs, renewals, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, inability of the Landlord to obtain fuel or supplies or any other cause or causes beyond the reasonable control of the Landlord. Any such interruption of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the premises or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this Lease.

      4. COMMENCEMENT DATE. The Tenant acknowledges that Landlord is undertaking extensive reconstruction of the Building necessary to create Tenant's Premises in accordance with attached Exhibit A. As soon as Landlord shall deliver the Premises to Tenant and, upon such delivery, the lease term will commence hereunder (herein referred to as "Commencement Date") and Tenant is free to take possession of the Premises depicted on Exhibit A. Both Landlord and Tenant agree to execute a letter to memorialize said Commencement Date. In the event Landlord is unsuccessful in obtaining a building permit from the City of Napervil


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("building permit") on or before December 31, 1997, this Lease will terminate without further action of the parties unless the parties hereto agree, in writing, to an extension. Landlord agrees to deliver said Premises to Tenant within sixty (60) days of the issuance of the building permit and it shall be Landlord's sole obligation to build out the Premises in accordance with the attached Exhibit A.

      5. CONDITIONS OF PREMISES. The Tenant's taking possession shall be conclusive evidence as against the Tenant that the demised premises were in good order and satisfactory condition when the Tenant took possession. No promise of the Landlord to alter, remodel, decorate, clean or improve the demised premises or the Building and no representation respecting the condition of the demised premises or the Building have been made by the Landlord to the Tenant, unless the same is contained herein, or made a part hereof, or in a written document signed by Landlord or its Agent. The Premises shall be improved according to the attached Exhibit "A". Said improvements shall include professionally painting all walls within the Premises and new building standard carpeting throughout the Premises. This Lease does not grant any rights to air over property.

      6. FAILURE TO GIVE POSSESSION. If the Landlord shall be unable to give possession of the demised premises on the date of the commencement of the term hereof by reason of any of the following:

      (i) the Building has not been sufficiently completed to make the demised premises ready for occupancy,

      (ii) the Landlord has not completed its preparation of the demised premises,

      (iii) the Landlord is unable to give possession of the demised premises by reason of the holding over to retention of possession by any tenant, tenants, or occupants, or;

      (iv)  for any other reason,

Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the Rent reserved and covenanted to be paid herein shall not commence until the demised premises are available for occupancy by Tenant, and no such failure to give possession on the date of commencement of the term hereof shall affect the validity of this Lease or the obligations of the Tenant hereunder, nor shall the same be construed to extend the term of this Lease. If the demised premises are ready for occupancy prior to the date of commencement of the term hereof and Tenant occupies the premises prior to said date, Tenant shall pay rental for the period of occupancy prior to the date of commencement of the term hereof at the proportionate rental to the rent reserved herein. The said demised premises shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the demised premises or any part thereof, or if the delay in the availability of the demised premises for occupancy shall be due to special work, changes, alterations or additions required or made by Tenant in the layout or finish of the demised premises or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans, supplying information, approving plans specifications or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on



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the part of Tenant and/or its subtenant or subtenants. In the event of any dispute as to whether the premises are ready for Tenant's occupancy, the decision of Landlord's architect shall be final and binding on the parties.

      7. USE OF PREMISES. The Tenant shall occupy and use the demised premises during the full term for the purpose above specified and none other;

      (a) the Tenant will not make or permit to be made any use of the demised premises which, directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to persons or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations; the Tenant shall not do, or permit to be done, any act or thing upon the demised premises which will be in conflict with fire insurance policies governing the Building of which the demised premises form a part. The Tenant, at its sole expense shall comply with all rules, regulations or requirements of the local Inspection and Rating Bureau, or any other similar body, and shall not do, or permit anything to be done upon said premises, or bring or keep anything thereon in violation of rules, regulations or requirements of the Fire Department, local inspection and Rating Bureau, Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate of fire insurance applicable to the Building;

      (b) any sign installed in the demised premises shall be installed by Landlord at Tenant's cost and in such manner, character and style as Landlord may approve in writing;

      (c) the Tenant shall not advertise the business, profession or activities of the Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purpose other than that of business address of the Tenant, and shall never use any picture or likeness of the Building in any circulars, notices, advertisements, or correspondence without the Landlord's express consent in writing;

      (d) the Tenant shall not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators, and stairways of the Building;

      (e) no bicycles or other vehicle and no dog or other animal or bird shall be brought or permitted to be in the Building or any part thereof;

      (f) the Tenant shall not make or permit any noise or odor that is objectionable to the other occupants of the Building to emanate from the demised premises, and shall not create or maintain a nuisance thereon, and shall not disturb, solicit or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building;

      (g) the Tenant shall not install any musical instrument or equipment in the Building, or any antennas, aerial wires or other equipment inside or outside the Building, without, in each and every instance, prior approval in writing by the Landlord. The use thereof, if permitted, shall be


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subject to control by the Landlord to the end that others shall not be disturbed or annoyed;

      (h) the Tenant shall not waste water by tying, wedging or otherwise fastening open any faucet;

      (i) no additional locks or similar devices shall be attached to any door. No keys for any door other than those provided by the Landlord shall be made. If more than two keys for one lock are desired by the Tenant, the Landlord may provide the same upon payment by the Tenant. Upon termination of this Lease or of Tenant's possession, the Tenant shall surrender all keys of the demised premises and shall make known to the Landlord the explanation of all combination locks on safes, cabinets and vaults;

      (j) the Tenant shall be responsible for the locking of doors in and to the demised premises. Any damage resulting from neglect of this clause shall be paid for by the Tenant;

      (k) if the Tenant desires telegraphic, telephonic, burglar alarm or signal service, the Landlord will, upon request, direct where and how connections and all wiring for such service shall be introduced and run. Without such directions, no boring, cutting or installation of wires or cables is permitted;

      (1) shades, draperies or other forms of inside window covering must be of such shape, color and material as approved by the Landlord;

      (m) the Tenant shall not overload any floor. Safes, furniture and all large articles shall be brought through the Building and into the demised premises at such times and in such manner as the Landlord shall direct and at the Tenant's sole risk and responsibility. The Tenant shall list all furniture, equipment and similar articles to be removed from the Building, and the list must be approved at the Office of the Building or by a designated person before building employees will permit any article to be removed;

      (n) unless the Landlord gives advance written consent in each and every instance, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the demised premises, or carry on any mechanical business therein, or use the demised premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein or install or permit the installation of any vending machines, or use any illumination other than electric light, or use or permit to be brought into the Building and inflammable oils or fluids such as gasoline, kerosene, naphtha and benzene, or any explosive or other articles hazardous to persons or property;

      (o) the Tenant shall not place or allow anything to be against or near the glass of partitions, doors or windows of the demised premises which may diminish the light in, or be unsightly from the exterior of the Building, public halls or corridors;

      (p) the Tenant shall not install in the demised premises any equipment which uses a substantial amount of electricity without the advance written consent of the Landlord. The Tenant shall ascertain from the Landlord the maximum amount of electrical current which can safely be


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used in the demised premises, taking into account the capacity of the electrical wiring in the Building and the demised premises and the needs of other tenants in the Building and shall not use more than such safe capacity. The Landlord's consent to the installation of electric equipment shall not relieve the Tenant from the obligation not to use more electricity than such safe capacity;

      (q) the Tenant may not install carpet padding or carpet by means of a mastic, glue or cement. Such installation shall be by tackless strip or double-face tape only;

      (r) in addition to all other liabilities for breach of any covenant of this Section 6, the Tenants shall pay to the Landlord all damages caused by such breach and shall also pay to the Landlord as additional rent an amount equal to any increase in insurance premium or insurance premiums caused by such breach. Any violation of this Section 6 may be restrained by injunction. The Tenant shall be liable to the Landlord for all damages resulting from violation of any of the provisions of this Section 6. The Landlord shall have the right to make such reasonable rules and regulations as the Landlord or its agent may from time to time adopt on such reasonable notice to be given as the Landlord may elect. Nothing in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce provisions of this Section 6 or any rules and regulations hereafter adopted, or the terms, covenants or conditions of any other lease as against any other tenant, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors, or licensees.

      8. CARE AND MAINTENANCE BY TENANT. Subject to the provisions of section 10, Tenant shall at Tenant's own expense keep the demised premises, including the walls, floors, ceiling, plumbing and electric fixtures and outlets, in good order, condition and repair during the term. If Tenant does not make repairs promptly and adequately, the Landlord may, but need not, make repairs, and the Tenant shall promptly pay the cost thereof. Landlord shall furnish and pay for a heating, ventilating and air conditioning maintenance contract.

      9. ALTERATIONS. The Tenant shall not do any painting or decorating, or erect any partitions, make any alterations in or additions to the demised premises or do any nailing, boring or screwing into the ceilings, walls or floors, without the Landlord's prior written consent in each and every instance. Unless otherwise agreed by Landlord and Tenant in writing, all such work shall be performed either by or under the direction of Landlord, but at the cost of Tenant. The Landlord's decision to refuse such consent shall be conclusive. If the Landlord consents to such alterations or additions, before commencement of the work or delivery of any materials onto the demised premises or into the Building, the Tenant shall furnish the Landlord for approval:

      (a)   plans and specifications;

      (b)   names and addresses of contractors;

      (c)   copies of contracts;

      (d)   necessary permits;


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      (e)   indemnification in form and amount satisfactory to Landlord and certificates of insurance from all contractors performing labor or furnishing materials, insuring against any and all claims, costs, damages, liabilities and expenses which may arise in connection with the alterations or additions.

      Whether the Tenant furnishes the Landlord with the foregoing or not, the Tenant hereby agrees to hold the Landlord, its beneficiaries, Owner and Owner's partners and their respective agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Any mechanic's lien filed against the demised premises, or the Building of which the same form a part, for work claimed to have been furnished to the Tenant shall be discharged of record by the Tenant within ten (10) days thereafter, at the Tenant's expense. Upon completing any alterations or additions, the Tenant shall furnish the Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All alterations and additions shall comply with all insurance requirements and with all ordinances and regulations of any pertinent governmental authority. All alterations and additions shall be constructed in a good and workmanlike manner and good grades of materials shall be used.

      All additions, decorations, fixtures, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the demised premises, whether placed there by the Tenant or by the Landlord, shall, unless the Landlord requests their removal, become the Landlord's property and shall remain upon the demised premises at the termination of the Lease by lapse of time or otherwise without compensation or allowance or credit to the Tenant. If, upon the Landlord's request, the Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements, the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand.

      10. ACCESS TO PREMISES. The Tenant shall permit the Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the demised premises. The Landlord or Landlord's agents shall have the right to enter upon the premises, to inspect the same, to perform janitorial and cleaning services and to make such decorations, repairs, alterations, improvements or additions to the premises or the Building as the Landlord may deem necessary or desirable, and the Landlord shall be allowed to take all material into and upon said demised premises that may be required therefore without the same constituting an eviction of the Tenant in whole or in part and the rent reserved shall in no wise abate (except as provided in Section 10) while said decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of the Tenant, or otherwise. If the Tenant shall not be personally present to open and permit an entry into said demised premises, at any time, when for any reason an entry therein shall be necessary and permissible, the Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering the Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Building


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or any part thereof, other than as herein provided. The Landlord shall also have the right, at any time, without the same constituting an actual or constructive eviction and without incurring any liability to the Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or public parts of the Building, and to close entrances, doors, corridors, elevators or other facilities. The landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

      11. UNTENANTABILITY. If the demised premises or the Building are made untenantable by fire or other casualty, Landlord may elect:

      (a) to terminate this Lease as of the date of the fire or casualty by notice to the Tenant within sixty (60) days after that date, or

      (b) to proceed with all due diligence to repair, restore or rehabilitate the Building or the demised premises at Landlord's expense, in which latter event this Lease shall not terminate.

      In the event the Lease is not terminated pursuant to this provision, rent shall abate on a per diem basis during the period of untenantability. In the event of termination of this Lease pursuant to this section, rent shall be apportioned on a per diem basis and paid to the date of the fire or casualty. In the event that the demised premises are partially damaged by fire or other casualty but are not made wholly untenantable, then Landlord shall, except during the last year of the term hereof, proceed with all due diligence to repair and restore the demised premises and the rent shall abate in proportion to the non-usability of the demised premises during the period of untenantability. If a portion of the demised premises are made untenantable as aforesaid during the last year of the term hereof, Landlord shall have the right to terminate this Lease as of the date of the fire or other casualty by giving written notice thereof to Tenant within thirty (30) days after the date of fire or other casualty, in which event the rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.

      12. SUBROGATION. Landlord and Tenant agree to use good faith efforts to have any and all fire, extended coverage, or any and all material damage insurance which may be carried endorsed with the following subrogation clause:
"This insurance shall not be invalidated should the insured waive in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the property described herein". Both Landlord and Tenant hereto hereby waive all claims for recovery against the other for damage, injury to, or loss of any of the property of either Landlord or Tenant, insured under valid and collectible insurance policies to the extent of any recovery collectible under that insurance. This waiver is subject to the limitation that it shall apply only when it is permitted or, by the use of such good faith efforts could have been so permitted by the applicable policies of insurance, of both Landlord and Tenant.

      13. EMINENT DOMAIN. If the Building, or a substantial part of the demised premises shall be lawfully taken or condemned for any public or quasi-public use or purpose, or


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conveyed under threat of such condemnation, the term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. Tenant hereby assigns to the Landlord Tenant's interest in such award, if any. Current rent shall be apportioned as of the date of such termination. If any part of the Building, other than the demised premises or any part of the building not constituting a substantial part of the demised premises, shall be so taken or condemned, or if the grade of any street or alley adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, the Landlord shall have the right to cancel this lease upon not less than ninety (90) days prior notice to the date of cancellation designated in the notice. No money or other consideration shall be payable by the Landlord to the Tenant for the right of cancellation, and the Tenant shall have no right to share in the condemnation award or in any judgement for damages caused by the change of grade.

      14. ASSIGNMENT - SUBLETTING. Tenant shall not, without Landlord's prior written consent:

      (a) Assign, hypothecate, mortgage, encumber, or convey this Lease or any interest under it;

      (b) Allow any transfer thereof or any lien upon Tenant's interest by operation of law.

      Tenant covenants not to sublet to demised premises in whole or in part without the prior written consent of Landlord. Landlord hereby grants its consent to subletting of the whole of the demised premises under the following conditions, and each of them, and no other subletting, in whole or in part shall be made without Landlord's prior written consent, as aforesaid, namely:

      (a) Prior to making any sublease, Tenant shall first notify Landlord in writing of its election in that regard and submit to Landlord a fully executed copy of said Sublease. Any time within sixty (60) days after service of said notice and copy of said sublease, Landlord may notify Tenant that it elects to cancel and terminate this lease and enter into a new lease with the proposed subtenant. If said notice is served by Landlord, then this Lease shall terminate and come to an end on a day thirty (30) days following the date of service of said Landlord's notice as if said date were herein originally set forth as the expiration date of the term providing that said new lease is executed by and between the proposed subtenant and Landlord. If Landlord shall not serve said notice, then Tenant may sublet the demised premises at any time after the expiration of said initial sixty (60) day period;

      (b) The use for which the Premises may be sublet shall be only for lawful office use in keeping with the general character of the Building and which is not extra-hazardous on account of fire;

      (c) Unless new lease is executed by and between the proposed subtenant and Landlord, the granting of such right and any assignment or subletting shall not release Tenant of liability under this lease or permit any subsequent prohibited act, unless specifically provided in such consent;


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      Any document purporting to sublet the demised premises shall not have any force or effect unless the same shall bear the consent of Landlord.

      15. WAIVER OF CLAIMS AND INDEMNITY. To the extent permitted by law, the Tenant releases the Landlord, its beneficiaries, Owner and Owner's partners and their respective agents and servants from, and waives all claims for, damage to person or property sustained by the Tenant or any occupant of the Building or premises resulting from the Building or premises or any part of either or any equipment or appurtenant becoming out of repair, or resulting from any accident in or about the Building, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Building or of any other person, including Landlord's agents and servants. This Section 14 shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air-conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any damage results from the act or neglect of the Landlord or of other tenants, occupants or servants in the Building or of any other person, and whether such damage be caused or result from any thing or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature. If any such damage, whether to the demised premises or to the Building or any part thereof, or whether to the Landlord or to other tenants in the Building, results from any act or neglect of the Tenant, its employees, agents, invitees and customers, the Tenant shall be liable therefor and the Landlord may, at the Landlord's option, repair such damage and the Tenant shall, upon demand by the Landlord, reimburse the Landlord forthwith for the total cost of such repairs. The Tenant shall not be liable for any damage caused by its act or neglect if the Landlord or a tenant has recovered the full amount of damage from insurance and the insurance company has waived its right of subrogation against the Tenant. All property belonging to the Tenant or any occupant of the premise that is in the Building or the premises shall be there at the risk of the Tenant or other person only, and the Landlord shall not be liable for damage thereto or theft or misappropriation thereof

      Tenant agrees to indemnify and save the Landlord, its beneficiaries, Owner and Owner's partners and their respective agents and employees harmless against any and all claims, demands, costs and expenses, including reasonable attorney's fees for the defense thereof, arising from Tenant's occupation of the demised premises or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant, its agents, servants, employees or invitees, in or about the demised premises. In case of any action or proceeding brought against Landlord, its beneficiaries, Owner and Owner's partners or their respective agents or employees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

      16. MORTGAGE - GROUND LEASE. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage, both sometimes hereinafter referred to as "Mortgage" against the Building, the Real Property or any interest thereon, and may sell and lease back the underlying land on which the Building is situated. This lease and the rights of Tenant hereunder shall be and are hereby made expressly subject and subordinate at all times to any such Mortgage and/or ground lease, now or hereafter, existing and all amendments, modifications and renewals thereof and extensions, consolidations or replacements thereof, and to all advance made or hereafter to be made upon the security thereof. Tenant agrees to execute and deliver such further instruments subordinating this Lease to said Mortgage or ground lease as may be requested in writing by Landlord from time to time. Tenant hereby appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of the Tenant any such instrument in the event Tenant fails to do so.

      Should any Mortgage affecting the Building or the Real Property be foreclosed or if any ground or underlying lease be terminated:

      (a) The liability of the mortgage, trustee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building or Real Property and such liability shall not continue or survive after further transfer of ownership.

      (b) Upon request of the mortgagee or trustee, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale thereunder, or if any ground or underlying lease be terminated for any reason, Tenant will attorn as tenant under this Lease to the ground Lessor under the ground lease and will execute such instruments as may be necessary or appropriate to evidence such attornment.

      17. CERTAIN RIGHTS RESERVED TO THE LANDLORD. The Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

      (a)   to change the name or street address of the Building;

      (b) to install and maintain a sign or signs on the interior or exterior of the Building;

      (c) to have access for the Landlord and the other tenants of the Building to any mail chutes located on the demised premises according to the rules of the United States Post Office;

      (d) to designate all sources furnishing sign painting and lettering, ice, drinking water, towels, coffee cart service and toilet supplies, lamps and bulbs used on the demised premises;

      (e) to decorate, remodel, repair, alter or otherwise prepare the demised premises for reoccupancy if Tenant vacates the demised premises prior to the expiration of the term;

      (f)   to retain at all times pass keys to the demised premises;

      (g) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

      (h) to exhibit the demised premises to others and to display "For Rent" signs on the demised premises;

      (i) to approve the weight, size and location of safes and other heavy equipment or articles, which articles may be moved in, about, or out of the Building or premises only at such times and in such manner as Landlord shall direct and in all events, however, at Tenant's sole risk and responsibility;

      (j) to take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation of the Building.

      The Landlord may enter upon the demised premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant and without abatement of rent or affecting any of the Tenant's obligations hereunder.

      18. HOLDING OVER. If the Tenant retains possession of the demised premises or any part thereof after the termination of the term or any extension thereof, by lapse of time or otherwise, the Tenant shall pay the Landlord the monthly rent, at double the rate payable for the month immediately preceding said holding over (including increases for Expenses and Taxes which Landlord may reasonably estimate), computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that the Tenant thus remains in possession, and in addition thereto, Tenant shall pay the Landlord all damages, consequential as well as direct, sustained by reason for the Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to the Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year. The provisions of this paragraph do not exclude the Landlord's right of re-entry or any other right hereunder.

      19. LANDLORD'S REMEDIES. All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

      (a) If any involuntary action or proceeding under any section or sections of any bankruptcy act in any court or tribunal shall adjudge or declare Tenant insolvent or unable to pay Tenant's debts, or if any voluntary petition or similar proceeding under any section or sections of any bankruptcy act shall be filed by Tenant in any court or tribunal to declare Tenant insolvent or unable to pay Tenant's debts, then and in any such event Landlord may, if Landlord so elects but not otherwise, and with or without notice of such election, and with or without entry or other action by Landlord, forthwith terminate this Lease, and notwithstanding any other provision of this Lease, Landlord shall forthwith upon such termination be entitled to cover damages in an amount equal to the then present value of the rent specified in Section I of this Lease, as adjusted, pursuant to paragraph 2, for the residue of the stated term hereof, less the fair rental value of the premises for the residue of the stated term.

      (b) If the Tenant defaults in the payment of Rent, and the Tenant does not correct the default within five (5) days after demand for payment of such rent or if the Tenant defaults in the prompt and full performance of any other provisions of this Lease; and the Tenant does not cure the default within twenty
(20) days after written demand by the Landlord that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith) or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law, or if the Tenant makes an assignment for the benefit of creditors or admits its inability to pay its debts, or if a receiver be appointed for any property of the Tenant, or if the Tenant abandons the premises, then and in any such event the Landlord may, if the Landlord so elects but not otherwise, and with or without notice of such election, and with or without any demand whatsoever, either forthwith terminate this Lease and the Tenant's right to possession of the premises, or, without terminating this Lease, forthwith terminate the Tenant's right to possession of the premises.

      (c) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Tenant's right to possession without termination of the Lease, the Tenant shall surrender possession and vacate the premises immediately, and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the premises in such event with or without process of law and to repossess the Landlord of the premises as of the Landlord's former estate and to expel or remove the Tenant and any others who may be occupying or be within the premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord's rights to rent or any other right given to the Landlord hereunder or by operation of law.

      (d) If the Tenant vacates or abandons the premises or otherwise entitles the Landlord so to elect, and the Landlord elects to terminate the Tenant's right to possession only, without terminating the Lease, the Landlord may at the Landlord's option, enter into the premises, remove the Tenant's sign and other evidences of tenancy, and take and hold possession thereof as in Paragraph (c) of this Section 18 provided, without such entry and possession terminating the Lease or releasing the Tenant, in whole or in part, from the Tenant's obligation to pay the Rent hereunder for the full term, and in any such case the Tenant shall pay forthwith to the Landlord, if the Landlord so elects, a sum equal to the entire amount of the rent specified in Section 1 of this Lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of the lease, the Landlord may, but need not, relet the premises or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord in the Landlord's sole discretion shall determine, and the Landlord shall not be required to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant about such reletting. In any such case, the Landlord may make repairs, alterations and additions in or to the premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the costs thereof, together with the Landlord's expenses of the reletting. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand.

      (e) Any and all property which may be removed from the premises by the Landlord pursuant to the authority of the Lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not retaken from storage by the Tenant within thirty (30) days after the end of the term, however terminated, shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant.

      (f) Tenant hereby grants to Landlord a first lien upon the interest of Tenant under this Lease to secure the payment of moneys due under this Lease, which lien may be enforced in equity; and Landlord shall be entitled as a matter of right to have a receiver appointed to take possession of the demised premises and relet the same under order of court.

      (g) The Tenant shall pay upon demand all the Landlord's costs, charges and expenses, including fees of counsel, agents and others retained by the Landlord, incurred in enforcing the Tenant's obligations hereunder or incurred by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned.

      20. DEFAULT UNDER OTHER LEASE. If the term of any lease, other than this lease, made by the Tenant for any demised premises in the Building shall be terminated or terminable after the making of this Lease because of any default by the Tenant under such other lease, such fact shall empower the Landlord, at the Landlord's sole option, to terminate this Lease by notice to the Tenant.

      21. SURRENDER OF POSSESSION. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear, casualty and condemnation and hazardous substances not caused by Tenant excepted, and Tenant shall remove all of its property including all wires and cables installed in premises by Tenant, with the exception of wires and cables installed for telephone service.

            If the Tenant does not remove its property of every kind and description from demised premises prior to the end of the term, however ended, the Tenant shall be conclusively presumed to have conveyed the same to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant and the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand.

            Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease.

      22.   NOTICES. Notices shall be in writing.

      (a) Notices shall be effectively served by Landlord upon Tenant in any one of the following manners.

            (i)   By delivery to Tenant, or representative of Tenant; or

            (ii) By forwarding through Certified or Registered Mail, postage prepaid, to Tenant at the premises, in which case the time of mailing shall be the time of notice; or

            (iii) By leaving a copy at the premises; or

            (iv) By affixing a copy to any door leading into the demised premises.

      (b) Notices shall be effectively served by Tenant upon Landlord when addressed to Landlord and served either:

            (i)   Upon an officer of Landlord; or

            (ii)  Upon an authorized person in the office of the Building; or

            (iii) By forwarding through Certified Mail or Registered Mail, postage prepaid, to Landlord at Building or if notified of another address by Landlord, at such latter address.

      23. SECURITY DEPOSIT. Tenant agrees to deposit with Landlord, upon the execution of this Lease, the sum of $3,800.00 as security for the full and faithful performance by Tenant of each and every term, provision, covenant, and condition of this Lease. If Tenant defaults in respect to any of the terms, provisions, covenants and conditions of this Lease including, but not limited to, payment of the Rent and additional rent, Landlord may use, apply, or retain the whole or any part of the security so deposited for the payment of any such rent in default, or for any other sum which the Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency shall have accrued before or after any re-entry by Landlord. If any of the security shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, on written demand therefor by Landlord, pay to the Landlord such additional sum as may be necessary to restore the security to the original amount set forth in the first sentence of this paragraph. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the security deposit, or any balance thereof, shall be returned to Tenant after the following:

      (a)   the time fixed as the expiration of the term of this Lease;

      (b)   the removal of tenant from the demised premises;

      (c) the surrender of the demised premises by Tenant to Landlord in accordance with this Lease; and

      (d) the time required for the escalation charges due pursuant to the Lease to have been computed by Landlord and paid by Tenant.

      Except as otherwise required by law, Tenant shall not be entitled to any interest on the aforesaid security. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the security or the remaining balance thereof, Landlord may return the security to the original Tenant, regardless of one or more assignments of this Lease.

      24.   MISCELLANEOUS.

      (a) No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgement for possession of the demised premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

      (b) No waiver or any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

      (c) The words "Landlord" and "Tenant" wherever used in this Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

      (d) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives, successors and assigns in the event this Lease has been assigned with the express written consent of the Landlord.

      (e) Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument does not become effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

      (f) All amounts (unless otherwise provided herein, and other than the Rent, which shall be due as hereinbefore provided) owed by the Tenant to the Landlord hereunder shall be deemed additional rent and be paid within five (5) days after the date the Landlord renders statements of account therefor. In regard to Rent, Tenant agrees to pay a late charge of 5.0% of the amount of Rent then due if Rent is not paid within five days of the date due hereunder. Such late charges shall be in addition to Landlord's other rights upon default by Tenant. Whenever rent is referred to in this Lease, it shall include Rent.

      (g) All riders attached to this Lease and initialed by the Landlord and the Tenant are hereby made a part of this Lease as though inserted in this Lease.

      (h) The headings of sections are for convenience only and do not limit or construe the contents of the sections.

      (i) If the Tenant shall occupy the premises prior to the beginning of the term of this Lease with the Landlord's consent, all the provisions of this Lease shall be in full force and effect as soon as the Tenant occupies the premises.

      (j) Should any mortgage, leasehold or otherwise, require a modification or modifications of this Lease, which modification or modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be modified.

      (k) The Tenant represents at the Tenant has dealt directly with and only with McWilliams & Associates, Inc. and Cornish and Cary Commerical as broker in connection with this Lease and that insofar as the Tenant knows no other broker negotiated this Lease or is entitled to any commission in connection therewith. Tenant indemnifies and holds Landlord, its beneficiaries, Owner and Owner's partners and their respective agents and employees harmless from all claims of any broker or any other brokers in connection with this Lease.

      (1) The Tenant agrees that from time to time upon not less than ten (1O) days prior to request by the Landlord, the Tenant will deliver to the Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the rent and other charges have been paid, and (c) that so far as the person making the certificate knows, the Landlord is not in default under any provision of this Lease.

      (m) The Landlord's or Owner's title is and always shall be paramount to the title of the Tenant, and nothing herein contained shall empower the Tenant to do any act which can, shall or may encumber such title.

      (n) The laws of the State in which the demised premises are located shall govern the validity, performance and enforcement of this Lease.

      (o) If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      (p) The term "Owner," as used in this Lease, means the Partnership, if any, which owns title to the Real Property and any liability or obligation of said partnership under this Lease shall be limited to its partnership assets and no partner of said partnership shall be individually or personally liable for any claim arising out of this Lease. A deficit capital account of any such partner shall not be deemed an asset or property of said partnership.

      (q) If Landlord is a bank as trustee, this Lease is executed by the undersigned trustee, not personally but solely as trustee and it is expressly understood and agreed by the parties hereto, anything contained herein to the contrary notwithstanding, that each and all of the covenants, undertakings, representations and agreements herein made are intended, not as personal covenants, undertakings, representations and agreements of the trustee, individually or for the purpose of binding it personally, but this Lease is executed and delivered by the trustee, solely in the exercise of powers conferred upon it as such trustee under said trust agreement and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against said bank on account hereof, or on account of any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied, all such personal liability, if any, being hereby expressly waived and released by the parties hereto or holder hereof, and by all persons claiming by or under said parties or holder hereof. Such trustee, hereby confirms that its beneficiary has the authority to manage the Building and has designated McWilliams & Associates, Inc. as Agent for the Beneficiary in connection with the management of the Building.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease the date first above written.

                                    LANDLORD:

                                    1300 Iroquois Venture, an Illinois
                                    Limited Partnership
                                    By O'Brien Development Company
                                    Its General Partner


                                    By: /s/ WALTER J. O'BRIEN
                                        ----------------------------------------
                                        Walter J. O'Brien II
                                        Its President

                                    TENANT:
                                    Pete's Brewing Company

                                    By: /s/ [SIG]
                                        ----------------------------------------
                                        Its  CEO
                                        ----------------------------------------

                             FIRST ADDENDUM TO LEASE


      THIS FIRST ADDENDUM TO LEASE (this "Addendum") is made by and between 1300 Iroquois Venture, an Illinois Limited Partnership Company ("Landlord"), and Pete's Brewing Company, a California corporation ("Tenant"), to be a part of that certain Lease of even date herewith between Landlord and Tenant (the "Lease") concerning approximately 1421 rentable square feet of space, located at 1300 Iroquois Drive (the "Building"), Suite 245, Naperville, Illinois (the "Premises"). Landlord and Tenant agree that, notwithstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as set forth below.

      1. FAILURE TO GIVE POSSESSION. If Landlord shall be unable to give possession of the Premises for any reason whatsoever on or before sixty days after the issuance of the building permit, then, Tenant may terminate the Lease by written notice to Landlord, whereupon any monies previously paid by Tenant to Landlord shall be reimbursed to Tenant.

      2. TENANT IMPROVEMENTS. The improvements set forth in Section 4 of the Lease and Exhibit A shall be constructed in accordance with all applicable laws, in a good and workmanlike manner, free of defects and using new materials and equipment of good quality. Tenant shall have the right to submit a written "punch list" to Landlord, setting forth any defective item of construction, and Landlord shall promptly cause such items to be corrected. Tenant's acceptance of the Premises or submission of a "punch list" shall not be deemed a waiver of Tenant's right to have defects in the improvements or the Premises repaired at no cost to Tenant.

      3. ORDINANCES AND STATUTES. Tenant shall not be required to comply with or cause the Premises to comply with any laws, rules or regulations requiring alterations or improvements to the Premises unless the compliance with any of the foregoing is necessitated solely due to Tenant's particular use of the Premises.

      4. WAIVER OF CLAIMS AND INDEMNITY. Landlord shall not be released or indemnified from any losses, damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs and expenses arising from the negligence or willful misconduct of Landlord or its agents, contractors, licensees or invitees, Landlord's violation of any law, order or regulation, or a breach of Landlord's obligations or representations under the Lease.

      5. WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in the Lease or this Addendum, the parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by all risk property insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its best efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, then the party obtaining such insurance shall immediately notify the other party of that fact.

      6. REPAIRS AND MAINTENANCE. Subject to the provisions of Section 8 of the Lease, Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvements
(a) required as a consequence of any violation of any laws or construction defects in the Premises or the Building as of the Commencement Date, (b) for which Landlord has a right of reimbursement from others, (c) which could be treated as a "capital expenditure" related to the Building as a whole under generally accepted accounting principles, and (f) to any portion of the Building outside of the demising walls of the Premises.

      7. UNTENANTABILITY. If the Premises are condemned or damaged by any peril and Landlord does not elect to terminate the Lease or is not entitled to terminate the Lease pursuant to its terms, then Tenant shall have the option to terminate the Lease if the Premises cannot be, or are not in fact, fully restored by Landlord to their prior condition within ninety (90) days after the condemnation or damage. Landlord shall not have the right to terminate the Lease if the damage to the Building is relatively minor (e.g., repair or restoration would cost less than ten percent (10%) of the replacement cost of the Building).

      8. ASSIGNMENT AND SUBLETTING. Tenant may, without Landlord's prior written consent, sublet the Premises or assign the Lease to (a) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant, (b) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action, or (c) a purchaser of substantially all of Tenant's assets located in the Premises. A sale or transfer of Tenant's capital stock shall not be deemed an assignment, subletting or any other transfer of the Lease or the Premises.

      9. EFFECT OF ADDENDUM. All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Lease unless specifically defined herein. In the event of any inconsistency between this Addendum and the Lease, the terms of this Addendum shall prevail.

      In Witness Whereof, said parties hereunto subscribe their names.

LANDLORD:                              TENANT:

1300 IROQUOIS VENTURE,                 PETE'S BREWING COMPANY,
an Illinois Limited Partnership        a California Corporation
By O'Brien Development Company,
Its General Partner


By  /s/ WALTER J. O'BRIEN II           By:  /s/ JEFFREY A. ATKINS
    -----------------------------           --------------------------------
    Walter J, O'Brien II                    Name: Jeffrey A. Atkins
    Its President                                 --------------------------
                                            Its: CEO
                                                 ---------------------------

EXHIBIT "A" TO LEASE BETWEEN 1300 IROQUOIS VENTURE (LANDLORD) AND PETE'S BREWING COMPANY (TENANT) DATED SEPT. 29, 1997














                              [FLOORPLAN DIAGRAM]